                                                                 Exhibit (g)(iv)

                                   SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

                               Fund                                       Effective Date
                               ----                                       --------------
Schwab International Index Fund - Investor Shares                        July 21, 1993

Schwab International Index Fund - Select Shares                          April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares                            October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                              April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset      September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset    September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab      September 25, 1995
Asset Director-Conservative Growth Fund)

Schwab S&P 500 Fund - e.Shares                                           February 28, 1996

Schwab S&P 500 Fund - Investor Shares                                    February 28, 1996

Schwab S&P 500 Fund - Select Shares                                      April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)        May 21, 1996

Schwab International MarketMasters Fund - Investor Shares (formerly      September 2, 1996
known as Schwab MarketManager International Portfolio and Schwab
OneSource Portfolios-International)

Schwab International MarketMasters Fund - Select Shares (formerly        April 1, 2004
known as Schwab MarketManager International Portfolio and Schwab
OneSource Portfolios-International)

Schwab U.S. MarketMasters Fund (formerly known as Schwab MarketManager   October 13, 1996
Growth Portfolio and Schwab OneSource Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund (formerly known as Schwab             October 13, 1996
MarketManager Balanced Portfolio and Schwab OneSource
Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund (formerly known as                   August 3, 1997

Schwab MarketManager Small Cap Portfolio and Schwab OneSource
Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly known as Schwab       April 16, 1998
Asset Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                                        October 28, 1998

Institutional Select Large-Cap Value Index Fund                          October 28, 1998

Institutional Select Small-Cap Value Index Fund                          October 28, 1998

Schwab Total Stock Market Index Fund - Investor Shares                   April 15, 1999

Schwab Total Stock Market Index Fund - Select Shares                     April 15, 1999

Communications Focus Fund                                                May 15, 2000

Financial Services Focus Fund                                            May 15, 2000

Health Care Focus Fund                                                   May 15, 2000

Technology Focus Fund                                                    May 15, 2000

Schwab Hedged Equity Fund                                                August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares                           June 27, 2003

Schwab Small-Cap Equity Fund - Select Shares                             June 27, 2003

Schwab Dividend Equity Fund - Investor Shares                            September 2, 2003

Schwab Dividend Equity Fund - Select Shares                              September 2, 2003

                                  SCHWAB CAPITAL TRUST

                                  By: /s/ Stephen B. Ward
                                      ------------------------------------------
                                          Stephen B. Ward,
                                          Senior Vice President
                                          and Chief Investment Officer

                                  CHARLES SCHWAB & CO., INC.

                                  By: /s/ Fred Potts
                                      ------------------------------------------
                                          Fred Potts,
                                          Senior Vice President

Dated as of April 1, 2004

                                   SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

                                      FEES
THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                  BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

               FUND                                        FEE
               ----                                        ---
Schwab International Index Fund -         Five one-hundredths of one percent
Investor Shares                           (.05%) of the Fund's average daily net
                                          assets

Schwab International Index Fund -         Five one-hundredths of one percent
Select Shares                             (.05%) of the Fund's average daily net
                                          assets

Schwab Small-Cap Index Fund -             Five one-hundredths of one percent
Investor Shares                           (.05%) of the Fund's average daily net
                                          assets

Schwab Small-Cap Index Fund-Select        Five one-hundredths of one percent
Shares                                    (.05%) of the Fund's average daily net
                                          assets

Schwab MarketTrack Growth Portfolio       Five one-hundredths of one percent
(formerly known as Schwab Asset           (.05%) of the Fund's average daily net
Director-High Growth Fund)                assets

Schwab MarketTrack Balanced Portfolio     Five one-hundredths of one percent
(formerly known as Schwab Asset           (.05%) of the Fund's average daily net
 Director-Balanced Growth Fund)           assets

Schwab MarketTrack Conservative           Five one-hundredths of one percent
Portfolio (formerly known as Schwab       (.05%) of the Fund's average daily net
Asset Director-Conservative Growth        assets
Fund)

Schwab S&P 500 Fund-Investor Shares       Five one-hundredths of one percent
                                          (.05%) of the Fund's average daily net
                                          assets

Schwab S&P 500 Fund-e.Shares              Five one-hundredths of one percent
                                          (.05%) of the Fund's average daily net
                                          assets

Schwab S&P 500 Fund-Select Shares         Five one-hundredths of one percent
                                          (.05%) of the Fund's average daily net
                                          assets

Schwab Analytics Fund                     Five one-hundredths of one percent
                                          (.05%) of the Fund's average daily net
                                          assets

Schwab International MarketMasters        Five one-hundredths of one percent
Fund - Investor Shares (formerly known    (.05%) of the Fund's average daily net
as Schwab MarketManager International     assets
Portfolio and Schwab OneSource
Portfolios-International)

Schwab International MarketMasters        Five one-hundredths of one percent
Fund - Select Shares (formerly Schwab     (.05%) of the known as Fund's average
MarketManager International               daily net assets

               FUND                                        FEE
               ----                                        ---
Portfolio and Schwab OneSource
Portfolios-International)

Schwab U.S. MarketMasters Fund            Five one-hundredths of one percent
(formerly known as Schwab MarketManager   (.05%) of the Fund's average daily net
Growth Portfolio and Schwab OneSource     assets.
Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund        Five one-hundredths of one percent
(formerly known as Schwab MarketManager   (.05%) of the Fund's average daily net
Balanced Portfolio and Schwab OneSource   assets.
Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund       Five one-hundredths of one percent
(formerly known as Schwab MarketManager   (.05%) of the Fund's average daily net
Small Cap Portfolio and Schwab            assets.
OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio  Five one-hundredths of one percent
(formerly known as Schwab Asset           (.05%) of the Fund's average daily net
Director-Aggressive Growth Fund)          assets

Institutional Select S&P 500 Fund         Five one-hundredths of one percent
                                          (.05%) of the Fund's average daily net
                                          assets

Institutional Select Large-Cap Value      Five one-hundredths of one percent
Index Fund                                (.05%) of the Fund's average daily net
                                          assets

Institutional Select Small-Cap Value      Five one-hundredths of one percent
Index Fund                                (.05%) of the Fund's average daily net
                                          assets

Schwab Total Stock Market Index Fund -    Five one-hundredths of one percent
Investor Shares                           (.05%) of the Fund's average daily net
                                          assets

Schwab Total Stock Market Index Fund -    Five one-hundredths of one percent
Select Shares                             (.05%) of the Fund's average daily net
                                          assets

Communications Focus Fund                 Five one-hundredths of one percent
                                          (.05%) of the Fund's average daily net
                                          assets

Financial Services Focus Fund             Five one-hundredths of one percent
                                          (.05%) of the Fund's average daily net
                                          assets

Health Care Focus Fund                    Five one-hundredths of one percent
                                          (.05%) of the Fund's average daily net
                                          assets

Technology Focus Fund                     Five one-hundredths of one percent
                                          (.05%) of the Fund's average daily net
                                          assets

Schwab Hedged Equity Fund                 Five one-hundredths of one percent
                                          (.05%) of the Fund's average daily net
                                          assets

Schwab Small-Cap Equity Fund -            Five one-hundredths of one percent
Investor Shares                           (.05%) of the Fund's average daily net
                                          assets

Schwab Small-Cap Equity Fund - Select     Five one-hundredths of one percent
Shares                                    (.05%) of

               FUND                                        FEE
               ----                                        ---
                                          the Fund's average daily net assets

Schwab Dividend Equity Fund - Investor    Five one-hundredths of one percent
Shares                                    (.05%) of the Fund's average daily net
                                          assets

Schwab Dividend Equity Fund - Select      Five one-hundredths of one percent
Shares                                    (.05%) of the Fund's average daily net
                                          assets

                                      SCHWAB CAPITAL TRUST

                                      By: /s/ Stephen B. Ward
                                          ----------------------------------
                                              Stephen B. Ward,
                                              Senior Vice President
                                              and Chief Investment Officer

                                      CHARLES SCHWAB & CO., INC.

                                      By: /s/ Fred Potts
                                          ----------------------------------
                                              Fred Potts,
                                              Senior Vice President

Dated as of April 1, 2004